UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

 Investment Company Act file number 811-23377

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

(a)

SP Funds S&P 500 Sharia Industry Exclusions ETF
Ticker: SPUS

SP Funds Dow Jones Global Sukuk ETF
Ticker: SPSK

SP Funds S&P Global REIT Sharia ETF
Ticker: SPRE

Annual Report

November 30, 2023

SP Funds

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

1

SP Funds

SHAREHOLDER LETTER

Dear Shareholders,

“History provides a crucial insight regarding market crises: they are inevitable, painful and ultimately surmountable.” Shelby M.C. Davis

The last few years with their volatility bears testimony to the veracity of this quote. After being hit by COVID in 2020, which led to a sharp decline and a “V” shaped recovery, global equity markets performed strongly in 2021 but faced strong macro-economic headwinds in 2022. By the end of 2022, extremely high inflation started jeopardizing four decades of central-bank credibility, and aggressive global monetary tightening, featuring jumbo-sized rate hikes, triggered declines in interest rate sensitive asset prices. However, broad stock markets performed well in 2023 on the promise of restoration of price stability.

As we mentioned in our last letter to shareholders, asset markets can often navigate rising bond yields if the reason is better prospects for economic growth. Despite some unease about the pace of and size of the hikes the markets proved to be resilient. Although the inflation proved to be “sticky” and the developed world interest rates exploded upwards, global stocks performed better compared to the other asset classes in 2023. However, the bonds in all the sub-sectors, including sovereigns, corporates and emerging markets faced a challenging environment in 2023. Commercial and residential real estate also faced headwinds because of jumbo size rate hikes.

As we have reached near the end of the interest rate hike cycle, downside for valuations may be limited. Additional risk comes from a potential recession impacting corporate revenues, wage inflation and additional financial costs eroding net margins. A drop in corporate earnings may result in another leg down for markets, while there is a little room for valuation expansion. The 10-year Treasury yield, at 3.88%1 (December 28, 2023), positive in real terms and is above long-term inflation expectations. We expect the Federal Reserve to keep pause to assess the impact of a lag impact on consumption and labor market and may start cutting rates in the second half of 2024.

This leaves us slightly cautious on the near-term outlook, but moderately positive for the medium-term with macro-risks offset by the benign cycle outlook. The consensus from strategists for the year end 2024 is a positive for the year. This view is underpinned by estimates of aggregate earnings per share for the companies in the S&P 500 Index that will come in at $264 in 2024 and forward valuations of 19X of forward earnings per share.

Challenges to the global economy include the effect of aggressive central-bank rate hikes, persistent inflation and geopolitical challenges. Other risks include China’s growth issues, U.S. politics and the lingering effects of the Ukraine war. Although there are risks that inflation could reassert itself if the labor market tightness is not addressed or geopolitical tensions intensify, we anticipate directionally lower inflation in 2024 as the major contributors to inflation have all begun to turn. For the developed world, The International Monetary Fund (IMF) now forecasts moderate economic growth of 2.9% in 2024, followed by just 2.3% in 2025.

The SP Funds S&P 500 Sharia Industry Exclusions ETF (SPUS)

The SP Funds S&P 500 Sharia Industry Exclusions ETF (SPUS)2 (the “Sharia ETF”), a faith-based, broad market equity fund, was launched on December 17, 2019, with a view to providing a broad exposure to Sharia-compliant U.S. stocks. The Sharia ETF seeks to track the performance of the S&P 500 Shariah Industry Exclusions Index, which is a subset of the S&P 500® Index (the “S&P 500”). The Sharia ETF offers high-income potential at 0.87%3, while offering a good relative defensive characteristic and a strong growth profile. The Sharia ETF has enjoyed widespread industry recognition early in its life. The Sharia ETF is the only Sharia-compliant, broad market U.S. equities fund in the market indexed to S&P Dow Jones Indices LLC and is among a handful of all the Sharia-compliant equity ETFs. The Sharia ETF has received strong reviews from industry pundits as published in financial media. The Sharia ETF performed well since inception under a variety of different market conditions, with a 70.00%4 since inception gain (as of December 18, 2023), outperforming the S&P 500 (48.48%) by 21.52%. This period included a global sell off during COVID, a quick recovery afterwards and the inflation and higher interest rates driven bear market in 2022 and 2023. The Sharia ETF gained 34.23%5 for the calendar year 2023, more than the gain for the S&P 500 Index (26.85%) for the same period because of lower leverage and better quality of income statement, balance sheet, cash flows and business transparency. This higher than the market performance in this year was despite abnormally higher inflation and its impact on the stock valuations. The Sharia ETF has a higher sector exposure to the technology and health care sectors because sharia compliance screens out financial stocks from its investment universe. This results in a large cap growth tilt for the Sharia ETF which made it more susceptible to interest rate increases but the performance of Sharia ETF defied the rate increases in 2023 as most of the stock market gains in 2023 came from price to earnings multiple expansion.

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1https://www.cnbc.com/quotes/US10Y

2https://www.sp-funds .com/spus/

3https://ycharts.com/companies/SPUS/dividend_yield

4https://finance.yahoo.com/quote/SPUS/chart&

5https://www.morningstar.com/etfs/arcx/spus/performance

2

SP Funds

SHAREHOLDER LETTER (Continued)

In 2024, we believe the focus is shifting to corporate profits which remain well above their long-term trend and may soon encounter headwinds from slowing economic growth, especially if a recession were to happen. We remain cautiously bullish about the economic outlook with risks being balanced by positive cyclical outlook. The market recovery may be bedraggled by persistent inflation, geopolitical issues and swoon on quantitative tightening but may be helped by easing monetary policy. The stocks of the companies included in the Sharia ETF’s portfolio tend to have significantly lower leverage than the broader market because sharia negative screens are screening out the companies with debt-to-market capitalization ratios of more than thirty percent. Also, the exclusion of more fundamentally cyclical sectors gives Sharia investing style a higher quality tinge. Further any ease in monetary policy may benefit higher valuation stocks. This should increase the Sharia ETF’s upside potential because of the higher quality and growth profile.

Wallstreet analysts are projecting earnings growth of 10.0% and revenue growth of 13.1% in 2024, with a forward P/E ratio of 19.5, which is above the 10-Year Average (17.6) and the five-year average of 18.9. At the sector level, the Information Technology (27.1) and Consumer Discretionary (24.6) sectors have the highest forward 12-month P/E ratios, while the Energy (11.0) and Financials (14.4) sectors have the lowest forward 12-month P/E ratios. The trailing 12-month P/E ratio is 23.6, which is above the 5-year average of 22.5 and above the 10-year average of 20.9. Analysts project 9.5% increase in P/E ratio next 12 months. The bottom-up target price for the S&P 500 is $5,234, which is 9.5% above the closing price of $4,781.

In 2023, the Sharia ETF’s assets under management grew by 99% from $169.6 million to over $337.5 million6 as of December 18, 20237. Importantly, the Sharia ETF’s assets grew consistently through the interest rate hikes of 2023, which we believe demonstrates investor confidence in Sharia ETF’s resilience.

The Sharia ETF’s Sharia investing style utilizes negative screening against companies which are engaged in socially injurious activities like alcohol, gambling, interest or weapons. The Sharia ETF also filters out the companies with higher leverage. Generally, higher leverage is used to counter agency problems in the companies with governance issues, which when screened out, results in constituents having relatively better corporate governance. The companies with higher carbon emissions, including oil and gas and utilities-related companies are capital intensive and are also filtered out by Sharia screens.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sharia ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

Average Total Returns for the periods ended November 30, 2023:	1 Year	Since Inception (12/18/2019)
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV	20.62%	14.66%
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market	20.89%	14.68%
S&P 500® Total Return Index	13.84%	11.28%
S&P 500 Shariah Industry Exclusions Index	20.24%	14.21%

Past performance does not guarantee future results.

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6https://www.usbank.com/investment-services/global-fund-services.html

7Source: https://etfdb.com/etf/SPSK/#etf-ticker-profile.

3

SP Funds

SHAREHOLDER LETTER (Continued)

The SP Funds Dow Jones Global Sukuk ETF (SPSK)

Dear Shareholders,

The SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”)8, a faith-based, fixed income fund, was launched on December 27, 2019, with a view to providing a broad exposure to global sukuks, which are financial certificates that are designed to be Sharia-compliant. The Sukuk ETF seeks to track the performance of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index, which is a diversified mix of sukuks from emerging market sovereigns, corporations and supranational agencies. The Sukuk ETF, though mandated to be investment grade, has an average rating of its constituents at A. It offers a high-income potential at 2.96%9, while offering potential long term capital preservation.

For the decade before 2021, a set of shared assumptions between market participants and policy makers helped create a somewhat benign investment environment for bonds. A rise of inflation after COVID which earlier was deemed to be “transitory,” creating a perception that policy may allow accommodative and stable rates for a long period of time. Ample monetary liquidity provided a tailwind for fixed income markets in 2021. These key assumptions and relationships came into question in 2022 and 2023. The destination of transitory inflation was challenged, casting central bank policy into tightening mode and uncertainty in the U.S. and Europe. Unprecedented amounts of liquidity also started to drain from the financial system, creating market risks. Developed and emerging markets (“EM”) currencies performed poorly in 2022 and 2023 in response to higher U.S. Treasury yields. Rising yields contrasted with tumbling prices and capital losses for fixed income. The unprecedented bond market falls, seen over the last three years, can be attributed to three key factors. First, the low starting point in yields provided minimal income to offset capital losses. Secondly, major central banks’ most aggressive calendar year hiking cycle on record. Finally, the fallout from the pandemic resulted in the highest inflation in 40 years. Cash positions ballooned as fixed income markets struggled with liquidity. A fourth-quarter rally saved bonds from an unprecedented third straight annual loss in 2023, following the worst-ever decline a year earlier. Fueling those gains were expectations that the Fed is likely finished with rate increases and will cut borrowing costs next year - a view that gained traction when policymakers unexpectedly penciled in 75 basis points of easing in their December economic projections amid signs that inflation continued to cool.

Inflation being more elevated than the previous decade, yields - both real and nominal - on higher quality bonds now stand at their highest levels in 15 years. This not only makes them look cheap in absolute terms, but also relative to other asset classes, particularly equities. Additionally, with growth and inflation slowing, and most developed central banks at or near the end of their hiking cycle, historically this has been when investing in bonds has been the most rewarding. Fiscal dynamics in the U.S. and other developed markets remain problematic, while high inflation is set to linger, and geopolitical tensions add another layer of uncertainty. In terms of valuations, both in an absolute sense and relative to other asset classes, bonds screen as cheaply as they have in the last decade and in the top quartile in terms of their attractiveness over the last 20 years. That doesn’t mean a rally is necessarily imminent, but the higher yields do offer a significant cushion in terms of income to offset any further price declines.

The U.S. economy has shown remarkable resilience over the last 18 months despite a number of headwinds. In the face of the most aggressive rate hiking cycle witnessed in a generation, markets have grappled with a regional banking crisis, soaring energy costs, a persistently strong dollar, and geopolitical uncertainty. This economic strength can be attributed to two primary factors. Firstly, the drawdown of consumer excess savings accumulated during the COVID crisis, which has rapidly diminished from its peak of $2 trillion. And secondly, the implementation in 2022 of federal investment programs, namely the CHIPS and Science Act (approximately $280 billion) and the somewhat ironically named Inflation Reduction Act ($781 billion). The economic tailwinds provided by these factors over the past 18 months are unlikely to be replicated in the coming quarters. What’s more, the full effect of the “long and variable lags” associated with monetary policy, as acknowledged by the Fed, has yet to be fully felt. With more than 500 basis points in rate hikes since the beginning of 2022, bond yields have more than tripled. In a highly indebted economy, it would be rather optimistic to assume that there will be no unintended consequences. We have begun to see some of the consequences of higher interest rates. Financing costs for businesses have continued to move higher in response to the increasing Fed funds rate. We are also starting to see signs of stress from the previously bulletproof consumer. With pandemic savings close to exhausted and the savings rate now back below 4%, the bottom decile since 1960, consumers are increasingly relying on debt. Credit card balances have recently reached an all-time high above $1 trillion dollars and delinquencies, while low, are rising. The labor markets remain strong but are showing signs of decelerating. There are signs that investor concerns will shift away from higher rates and towards deteriorating fundamentals and credit risk in 2024.

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8https://www.sp-funds.com/spsk/

9https://ycharts.com/companies/SPSK/dividend_yield

4

SP Funds

SHAREHOLDER LETTER (Continued)

Unlike Ronald Reagan, as bond investors we do worry about the size of government budget deficits, which are large for this stage of the economic cycle. And the market is beginning to take notice. Nowhere does this have greater significance than in the U.S., where the deficit is beyond that seen at any time in the pre-pandemic era. Worryingly, there seems to be few signs of curtailment any time soon. While pandemic support measures have now all but ended, longer-term ‘green’ subsidies, including those offered by the Inflation Reduction Act, (which is helping to fund the decarbonization effort) have now taken up the fiscal baton. Meanwhile, reshoring in the form of the CHIPS Act, motivated by a protection of national interests (part of a broader deglobalization trend), and the requirement to support an aging demographic are adding fuel to the fiscal fire. The problem being that financing this level of debt is getting significantly more expensive.

All this points to structurally higher bond yields, but also to a greater level of market divergence as regional fiscal trends differ. This presents interesting cross-market opportunities. Let’s take the eurozone, for example. Unlike the U.S., the fiscal narrative here is one of consolidation which warrants a preference for European bond exposure over the U.S. Transitioning to a new era where financing costs are higher, is likely to perpetuate a vicious cycle, adding to the stock of debt in the years to come. After years of price-insensitive buyers (i.e., central banks) dominating demand for debt, they are retreating because of quantitative tightening. This means greater reliance upon price-sensitive buyers of debt, who expect greater compensation for holding a bond over a longer period (higher “term premia”). This should lead to a steepening of yield curves, meaning a growing difference between long-term and short-term bond yields. Indeed, we see value in strategies that benefit from yield curve steepening across a number of markets. More broadly, the higher coupons generated not only provide a cushion against capital losses, but also offer a genuine alternative to other income-generating asset classes (including equities) for the first time in many years.

We currently assign a high probability to an economic ‘soft landing’, but it’s difficult to ignore the warning signs around a potential ‘hard landing’ as tighter financial conditions bite. With central banks all but finished raising interest rates, the start of a rate cutting cycle in 2024 would be a real support for bonds. Corporate default rates will likely rise, although with balance sheets relatively robust, we are not expecting them to spike significantly. Nevertheless, the transition to higher funding costs may be much faster in some economies compared to others. The pass-through from higher interest rates is felt much more quickly in Europe, where bank lending is far more prevalent than capital market funding, which is favored in the U.S. As a result, we expect there to be greater market dispersion, not just on a regional basis, but at an issuer level too, as investors will want to be compensated for allocating to more levered corporates. This creates opportunities to generate outperformance from careful bond selection. Although the higher income offered by certain cyclical assets does provide a cushion against losses, given the risks around a potentially sharper slowdown, we prefer to play it relatively safe. A preference for investment grade (IG) over high yield, with an allocation to covered bonds, government related and securitized debt remaining a favored high quality, lower beta way of adding yield to a portfolio.

Following a pro-active hiking cycle that has taken the average real policy rate as high as 7%, several EM central banks are now regaining the right to ease. We expect these rate cuts to be moderate in most EM countries given the risks associated with diverging too much from the U.S. Fed, which still appears committed to a tight monetary stance. The Sukuk ETF yielded price return of 3.96%10 for the period December 27, 2022 through December 27, 2023, which outperformed a similar duration and quality bond index, the J.P. Morgan Emerging Market Bond Global Index (EMBI)11.

Bond yields slumped following the Fed’s pivot toward cutting interest rates next year. Wallstreet analyst forecasts for future interest rates are depending on when cuts begin and at what pace, the market may be getting somewhat ahead of itself. Though there may be consolidation for some time, we still look for the 10-year yield closer to 3% than 4% by the end of 2024. Differences between yield forecasts also take into account views on how long the Fed will continue to let its holdings of Treasuries run-off at the pace of $60 billion per month as it moves to offload bonds bought during the pandemic. So-called quantitative tightening, or QT, puts upward pressure on longer-term yields by requiring more debt be sold to service the U.S.’s massive fiscal deficits. And regardless of the pace of the Fed’s balance-sheet unwind, investors are divided over the economic outlook that will ultimately steer policymakers’ path. The prospects of a soft landing, the stickiness of inflation, and the power of the central bank’s policy are all hard to predict. With that, there will be a stronger case to add duration and quality exposures, which should prove valuable in a weak economic backdrop and when an eventual pivot toward rate cuts occurs. We believe that makes the case to start building longer duration and emerging markets quality positions like the Sukuk ETF. Such an environment may be favorable for the Sukuk ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the investors to preserve capital in severe market downturns and participate in stronger market periods.

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10https://finance.yahoo.com/quote/SPSK/chart

11Source: Bloomberg

5

SP Funds

SHAREHOLDER LETTER (Continued)

Comparing the dividend yield on the S&P 500 against the Sukuk ETF and bond yields appears very attractive, making a case for allocation to fixed income assets compared to equities from a portfolio perspective. The Sukuk ETF may also benefit as a diversifier of a fixed income portfolio, which it has proved to be in 2022 and 2023.

The exodus of investors from emerging market debt in 2022 continued in 2023. Record outflows and depressed net new issuance have made the asset class severely under-represented in global investors’ portfolios. Despite this challenging flow backdrop, Emerging Market (“EM”) bonds and currencies have started to perform reasonably well. Tightening global financial liquidity, U.S.-induced fixed income volatility, broad U.S. Dollar strength, China’s disappointing growth trajectory and recent geopolitical dislocations have all been absorbed well by various EM fixed income sectors recently. Spreads in dollar-denominated IG debt barely moved, while both EM dollar high yield and local currency debt generated positive total returns in 2023. We expect this recovery in performance to gain traction in 2024. This is because several dollar and local currency-denominated debt markets remain firmly supported by not only their attractive levels of yields, but also disciplined monetary policy frameworks which have brought inflation under control, improved balance of payments and led to lower reliance on short-term foreign capital. These macroeconomic adjustments are likely to lead to EM economies outperforming their developed counterparts in terms of growth. With higher yields generating substantial carry for EM and Sukuk investors, as well as reduced new issue supply and attractive valuations, we see potential for strong returns over the coming year. Sukuk returns can also benefit from opportunities in local markets and EM corporate bonds. Many EM corporate issuers retain industry-leading balance sheets and are in a position to retire debt at discount levels, potentially improving their credit profile. Idiosyncratic opportunities are present across the quality spectrum and the long-term attributes of the asset class remain compelling, especially as oil price improvement may result in spread compression in Middle East sovereign spreads. A case in point is that Saudi Arabia generates around 800 million U.S. Dollars from selling oil every day. That should result in credit spread tightening for Sukuks far more than the EM sovereign debt. We continue to view the overall credit risk of the Sukuk ETF as attractive.

The Sukuk ETF has enjoyed widespread industry recognition early in its life. ETF.com awarded the Sukuk ETF as the Best New International/Global Fixed Income ETF – 201912. GIFA Islamic Social Finance Award 2020 shortly followed by naming the Sukuk ETF as the “Most Innovative Sukuk Product” of the year in 2020.12 In 2023, the Sukuk ETF’s assets under management increased from $72.4 million at December 27, 2022 to $157.6 million as of December 27, 2023, a gain of 117.63% (after a gain of 95.73% in 2022). Importantly, the Sukuk ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in the Fund’s resilience. Based on both quantitative and qualitative factors, we can proudly report that the Sukuk ETF overcame the multitude of market hurdles it faced. Strong performance, substantial asset growth and industry recognition highlight the Sukuk ETF’s accomplishments in this year.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

Average Total Returns for the periods ended November 30, 2023:	1 Year	Since Inception (12/17/2019)
SP Funds Dow Jones Global Sukuk ETF - NAV	2.46%	-1.07%
SP Funds Dow Jones Global Sukuk ETF - Market	2.37%	-1.02%
Bloomberg Global Aggregate Bond Index	2.05%	-6.37%
Dow Jones Sukuk Total Return Index (ex-Reinvestment)	3.66%	-1.20%

Past performance does not guarantee future results.

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12https://www.etf.com/publications/etfr/annual-etfcom-awards/page/0/3?ts=1662821180

6

SP Funds

SHAREHOLDER LETTER (Continued)

The SP Funds S&P Global REIT Sharia ETF (SPRE)

Dear Shareholders,

The SP Funds S&P Global REIT Sharia ETF (the “Global REIT ETF”)13, a faith-based, high income real estate investment trust (“REIT”) fund, was launched on December 29, 2020, with a view to providing a broad exposure to global REITs, which are designed to be Sharia- compliant. The Global REIT ETF seeks to track the performance of the S&P Global All Equity REIT Sharia Capped Index14, which is a diversified mix of REITs from developed and emerging markets. The Global REIT ETF is diversified in terms of different real estate sectors and contains technology and Tower REITs. It offers high-income potential, while offering potential capital preservation relative to the broad market.

2023 was highlighted by increasing concerns about a slowing economy, inflation, and rising short- and long-term interest rates. Commercial real estate markets remained in a state of transition as investor pessimism became pervasive. Higher interest rates and spreads severely impacted transactions as buyers and sellers adjusted to the new rate environment. At the same time, the Fed normalized monetary policy to dampen inflation. This resulted in losses for most non-equity REITs as 30-year fixed mortgage rates neared 7%. For the second consecutive year, rising borrowing costs were the most significant factor impacting REITs in 2023. Global REITs saw a turnaround rally of 18.9% over the last two months of 2023, leading the asset class to end the year with an increase of 10.8%. Nonetheless, global REITs underperformed compared to global equities, lagging by 1,359 basis points. The overall volume of purchases and sales remained low due to high interest rates and scarce capital. Banks and other lenders tightened or practically halted activity in the property markets, as a result of the twin challenges of higher rates and 1H23 turmoil in the banking sector. This led buyers that otherwise may have been active in commercial real estate (CRE) to largely step back from transaction activity. Given this narrative, investors assessed REITs capital indiscriminately and punitively, with investment-grade debt trading below par and equities mainly priced at discounts to net asset value. Industry analysts believe investment-grade REITs with low leverage and ample liquidity will be in a position to select premium properties at discounted prices as sources of capital remain expensive and scarce for poorly-capitalized owners and developers. Negative headlines about empty downtown office spaces—stemming from the shift to remote work—may also have impacted investor sentiment. Altogether, these drivers contributed to a sideways performance year. Yet despite these challenges, many REITs continued to show strong fundamentals, driven by increased rental income. Commercial real estate supply-and-demand dynamics remained generally favorable in 2023. Moreover, in most parts of the real estate market, REITs’ balance sheets remained well positioned to weather the current market environment. Office utilization levels were again on the up. Industrial and office properties also gained as U.S. GDP expanded. Lodging/resorts and retail property markets stabilized. Office occupancy began to stabilize from early 2021 on the demand for office space. Demand for apartments rebounded quickly in 2022/2023 with falling vacancy rates and an acceleration in rent growth across most metro areas. There were, however, lingering concerns about potential longer-lasting effects of the pandemic on how people use commercial real estate, especially due to work-from-home trends impacting overall demand for office space.

REITs lackluster stock performance in 2023 was despite impressive operational results with record high earnings and resilient balance sheets. The sectors with the strongest funds from operations growth in 2023 were lodging/resorts, self-storage, and residential. The Global REIT ETF gained 9.74% in calendar year 2023, mainly driven by exposures to the data, lodging and health care REITS.

Overall, market fundamentals for the commercial real estate space performance metrics remain healthy, with strong demand for leased space pushing down vacancy rates and driving rent growth higher, even as supply remained at relatively high levels in some sectors. On the other hand, REITs have effectively managed both the amount of debt they have outstanding as well as the structure of the debt outstanding. As the debt ratios of REITs have declined substantially since the financial crisis in 2008-2009, both book and market leverage of the REIT industry are near their lowest point on record. REIT balance sheets continued to remain strong heading into a period of slower growth, high inflation, and significantly higher interest rates. We see the Global REIT ETF as well positioned for strong relative performance and stability. Such an environment is expected to be further favorable for the Global REIT ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows it to preserve capital and participate in stronger market periods.

Although we expect inflation to taper off in 2024 to its long term rate of 2%, disruptions to energy and food production may keep inflation higher than the Federal Reserve target rate of inflation. Concerningly, price increases in other services, which largely reflect labor costs, are continuing to rise, suggesting that energy, food, and supply chain related inflation may be propagating throughout the economy. REITs

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13https://www .sp-funds.com/spre/

14https://www.spglobal.com/spdji/en/indices/equity/sp-global-all-equity-reit-shariah-capped-index/#overview

7

SP Funds

SHAREHOLDER LETTER (Continued)

have historically outperformed the stock markets during times of high inflation. This is because REITs have high operating margins of around 60%. Additionally, underlying assets of REITs in the Global REIT ETF are perceived as an inflation hedge. REITs present both an attractive yield and a potential hedge against buying power decline. Furthermore, higher rents can be an inflation buffer. We remain optimistic on the outlook for the Global REIT ETF given its now attractive yields and yield pick-up relative to traditional fixed income and equity.

The real estate industry is moving beyond what it perceives as cyclical headwinds — i.e., rising interest rates, declining gross domestic product (GDP), sinking deal flows — and taking a long-term approach to real estate assets. However, global REITs are forecasted to rise in value more than 10 percent cumulatively over the next two years, despite increases to property taxes, payroll costs and interest expenses. Global REITs are currently priced with a high-teen valuation discount. The shifting tides of economic and monetary conditions, coupled with compelling valuations, create a canvas for strong performance in the REIT market in 2024. There was a $10.3 billion outflow for global REITs from dedicated mutual funds and exchange-traded funds, which came on the heels of an $18 billion outflow in 2022. However, in December 2023, global REITs experienced an inflow of $271 million. While the asset class has experienced a 35 percent decline in trading multiples since the start of 2022, globally, REITs have seen cumulative earnings growth of more than 15 percent. Even though economic growth is forecasted to be slower in 2024, we believe REIT earnings will prove resilient supported by annual contractual rent increases, positive releasing spreads upon expiration and the lease-up of vacant space. Continuing strength of labor markets, with wage growth and new job openings, suggest that increased labor force participation may provide a buffer for consumer spending that can bolster economic growth which should be supportive of REIT valuations.

Dividend yield is an important component of a REIT’s total return. The particularly high dividend yields (4.17%)15 of the REIT sector are, for many investors, the primary reason for investment in this sector. The large cap REIT premium (relative to small cap REITs) significantly increased during 2023. As of January 1, 2024, publicly-listed U. S. equity REITs traded at a median discount to consensus net asset value per share estimate of -10.7%. That means that as interest rates are cut, these REITs may revert to their NAVs which may provide a performance kicker for the Global REIT ETF in 2024.

With the Fed at, or near, the end of its tightening cycle, REITs are well-situated for outsized performance in 2024, as the gap between REIT implied and private appraisal-based cap rates will likely close or converge in 2024. While public real estate valuations have adjusted, private real estate valuations probably will see further declines in 2024. Equity REITs’ well-managed balance sheets likely will enable them to navigate economic uncertainty in 2024. As property transactions return, REITs’ solid balance sheets could give them meaningful advantages in acquisitions and growth over private real estate.

Some of the Global REIT ETF’s major subsectors have shown promising long-term growth potential. Data centers—where cloud providers turn to meet their massive storage needs—are one such area. The rise of artificial intelligence is accelerating the demand for these interconnection sites, which benefit from restricted supply and strong pricing power. Equinix (EQIX), a dominant data center operator around the world, is a digital infrastructure provider that has illustrated this theme. Another theme that could have legs is health care real estate—particularly senior housing, which could enjoy a potential tailwind from demographics. A rapidly aging population in the U.S. and some other developed nations should support demand for quality assisted living and memory-care facilities. These facilities generally cater to older individuals who can afford to pay rent out-of-pocket for their rooms. Welltower (WELL) is a senior-housing REIT that has exemplified this trend. Both operate facilities in Canada and the UK, along with the U.S., and both are also invested in other health care properties such as outpatient rehab centers, medical offices, and life-science research spaces. Finally, the nationwide shortage of affordable housing has created opportunity in the lower-cost manufactured-housing market. This sector includes RV resorts and mobile-home communities, including ones aimed at retirees. These business models can offer particularly favorable economics, since the owner/operator simply owns the land under the homes, collects rent, and doesn’t need to invest much. One prime beneficiary of the strong long-term demand for manufactured housing has been Equity LifeStyle Properties (ELS), which owns and operates hundreds of residential communities, resorts, marinas, and campgrounds across the country. Favorable supply-and-demand dynamics have also benefitted shopping centers—which lease their space to commercial and retail tenants. On the demand side, retailers have proved surprisingly eager to open new stores. In terms of supply, new property development has been scarce due to the lack of construction lending, limited available land, and other forces. In 2023, available retail space fell to its lowest level in at least 18 years. This has given property owners increased bargaining power and allowed them to push through big increases in asking rents—benefitting their bottom lines of stocks included in the Global REIT ETF.

_____________

15https://www.morningstar.com/etfs/arcx/spre/quote

8

SP Funds

SHAREHOLDER LETTER (Continued)

The commercial real estate mortgage market has been marked by higher interest rates and stricter underwriting standards. U.S. public equity REITs have not been immune from the current mortgage market turmoil, but industry data for the third quarter of 2023 show that they have limited their exposure to these challenges by maintaining low leverage ratios and focusing on fixed rate and unsecured debt. The average REIT leverage ratio in the third quarter was around 36%. REIT balance sheet strength and access to capital markets may position them well to make more acquisitions as property transaction volume increases in 2024. The equity REIT weighted average term to maturity has generally increased since the Great Financial Crisis; it is now 6.5 years. These lengthy maturity terms mean REITs have not needed to refinance as much, and in turn, their distributable cash flows have not been as stressed by the high interest rate environment. Further analysis and comparison to the 10-year Treasury show that REIT debt costs have only increased marginally. From the fourth quarter of 2021 to the third quarter of 2023, the U.S. 10-year Treasury yield increased by 262 basis points to 4.2%. Meanwhile, the public equity REIT weighted average interest rate on total debt rose by 67 basis points to 4.0%.

Over time, REITs notably increased their fixed rate and unsecured debt. On average, the percentage of total debt at a fixed rate for U.S. public equity REITs was 90.9%. This commitment to fixed rate debt highlights REITs’ long-term investment perspective. REITs’ use of unsecured debt has also grown consistently since 2013, reaching 79.3% of total debt in the third quarter of 2023. In addition, nine of the 13 REIT property sectors had unsecured-to-total debt percentages greater than 75% in the third quarter of 2023. This is unsurprising, given that more than 85% of public equity REITs have an investment grade bond rating. The REITs with low leverage policies are helping the sector handle tighter credit conditions and higher interest rates. These disciplined balance sheets have also made these REITs well-prepared for market uncertainty while paving the way for potential opportunistic real estate acquisitions.

As of December 29, 2023, the Global REIT ETF’s assets under management increased from $40.7 million in 2022 to over $82.5 million, a growth of 92% (after a 90% increase in 2022). Importantly, the Global REIT ETF’s assets grew consistently through the REIT underperformance earlier in 2022, which we believe demonstrates investor confidence in the Global REIT ETF’s resilience. The Global REIT ETF has enjoyed widespread industry recognition early in its life, as this was the only Sharia-compliant REIT ETF available globally at the time of its launch.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Global REIT ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www sp-funds.com or reach us via email at info@sp-funds.com.

Average Total Returns for the periods ended November 30, 2023:	1 Year	Since Inception (12/29/2020)
SP Funds S&P Global REIT Sharia ETF - NAV	-3.92%	1.18%
SP Funds S&P Global REIT Sharia ETF - Market	-3.95%	1.19%
S&P 500® Total Return Index	13.84%	8.92%
S&P Global All Equity REIT Shariah Capped Index	-3.41%	1.89%

Past performance does not guarantee future results.

9

SP Funds

SHAREHOLDER LETTER (Continued)

Past performance does not guarantee future results.

Before investing you should carefully consider each Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting www.sp-funds.com. Please read the prospectus carefully before you invest.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate each Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. Each Fund is newer with a limited operating history.

Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which each Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. There may be times when the market is illiquid and it is difficult for the Sukuk ETF to make an investment in or dispose of sukuk.

A real estate investment trust (REIT) is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing. The Global REIT ETF is expected to be concentrated in REITs. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

Duration is a measure that helps approximate the degree of price sensitivity of a bond to changes in interest rates and is adjusted to account for the change in cash flows of the bond’s embedded option.

The debt ratio is the total debts compared to the total assets of a company.

Net asset value is the net value of an investment fund’s assets less its liabilities, divided by the number of shares outstanding.

Market price is the price at which investors can buy or sell an ETF on an exchange.

The S&P 500® Shariah Industry Exclusions Index is designed to measure the constituents of the S&P 500® Shariah, excluding companies within certain GICS® sub-industries.

The Dow Jones Sukuk Total Return (ex-Reinvestment) is designed to track the performance of global Islamic fixed income securities, also known as sukuk. The index measures an investment (excluding reinvestment) in U.S. dollar-denominated, investment-grade sukuk that have been screened for Shariah compliance.

The S&P Global All Equity REIT Sharia Capped Index serves as a comprehensive benchmark of publicly traded equity REITs listed in both developed and emerging markets.

Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

The S&P 500 Total Return Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks.

Indexes are unmanaged and cannot be invested in directly. Although index returns were gathered from reliable sources, the Funds cannot guarantee their accuracy or completeness.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

10

Sharia ETF

PERFORMANCE SUMMARY (Unaudited)

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/17/2019
5/31/2020
11/30/2020
5/31/2021
11/30/2021
5/31/2022
11/30/2022
5/31/2023
11/30/2023
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market
S&P 500® Total Return Index
S&P 500® Shariah Industry Exclusions Index

Average Total Returns for the periods ended November 30, 2023:	1 Year	3 Year	Since Inception (12/17/2019)	Ending Value (11/30/2023)
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV	20.62%	11.91%	14.66%	$17,182
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market	20.89%	11.81%	14.68%	$17,192
S&P 500® Total Return Index	13.84%	9.76%	11.28%	$15,264
S&P 500 Shariah Industry Exclusions Index	20.24%	11.23%	14.21%	$16,918

This chart illustrates the performance of a hypothetical $10,000 investment made on December 17, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio was 0.49% as of November 30, 2023.

11

Sukuk ETF

PERFORMANCE SUMMARY (Unaudited)

Average Total Returns for the periods ended November 30, 2023:	1 Year	3 Year	Since Inception (12/27/2019)	Ending Value (11/30/2023)
SP Funds Dow Jones Global Sukuk ETF - NAV	2.46%	-2.52%	-1.07%	$9,586
SP Funds Dow Jones Global Sukuk ETF - Market	2.37%	-2.45%	-1.02%	$9,606
Bloomberg Global Aggregate Bond Index	2.05%	-6.37%	-3.03%	$8,863
Dow Jones Sukuk Total Return Index (ex-Reinvestment)	3.66%	-1.20%	0.83%	$10,331

This chart illustrates the performance of a hypothetical $10,000 investment made on December 27, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio was 0.59% as of November 30, 2023.

12

Global REIT ETF

PERFORMANCE SUMMARY (Unaudited)

Average Total Returns for the periods ended November 30, 2023:	1 Year	Since Inception (12/29/2020)	Ending Value (11/30/2023)
SP Funds S&P Global REIT Sharia ETF - NAV	-3.92%	1.18%	$10,348
SP Funds S&P Global REIT Sharia ETF - Market	-3.95%	1.19%	$10,351
S&P 500® Total Return Index	13.84%	8.92%	$12,830
S&P Global All Equity REIT Shariah Capped Index	-3.41%	1.89%	$10,561

This chart illustrates the performance of a hypothetical $10,000 investment made on December 29, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio was 0.59% as of November 30, 2023.

13

SP Funds

SHARIA ETF PORTFOLIO ALLOCATION at November 30, 2023 (Unaudited)

Sector	% of Net Assets
Technology	43.3%
Consumer (Non-Cyclical)	20.6
Communications	12.8
Consumer (Cyclical)	9.3
Industrials	6.1
Energy	3.6
Basic Materials	2.4
Financials	1.7
Cash & Cash Equivalents(1)	0.2
Total	100.0%

SUKUK ETF PORTFOLIO ALLOCATION at November 30, 2023 (Unaudited)

Sector	% of Net Assets
Government	52.7%
Financials	26.2
Utilities	7.4
Energy	5.1
Consumer (Non-Cyclical)	3.9
Communications	2.1
Cash & Cash Equivalents(1)	2.0
Consumer (Cyclical)	0.6
Total	100.0%

GLOBAL REIT ETF PORTFOLIO ALLOCATION at November 30, 2023 (Unaudited)

Sector	% of Net Assets
Financials	99.7%
Cash & Cash Equivalents(1)	0.3
Total	100.0%

(1)Represents cash and other assets in excess of liabilities.

Sharia ETF

14	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2023

	Shares	Value
Common Stocks — 98.1%

Agriculture — 0.2%
Archer-Daniels-Midland Co.	8,793	$648,308

Apparel — 0.7%
Nike, Inc. - Class B	19,954	2,200,328
Ralph Lauren Corp. - Class A	621	80,345
Tapestry, Inc.	3,700	117,179
		2,397,852

Auto Manufacturers — 3.6%
Cummins, Inc.	2,269	508,619
Tesla, Inc.(a)	50,194	12,050,576
		12,559,195

Auto Parts & Equipment — 0.1%
Aptiv PLC(a)	4,373	362,259

Beverages — 2.4%
Keurig Dr Pepper, Inc.	13,603	429,447
Monster Beverage Corp.(a)	12,333	680,165
PepsiCo, Inc.	22,275	3,748,660
The Coca-Cola Co.	63,089	3,686,921
		8,545,193

Biotechnology — 1.4%
Biogen, Inc.(a)	2,311	540,959
Bio-Rad Laboratories, Inc. - Class A(a)	280	85,378
Corteva, Inc.	11,468	518,354
Illumina, Inc.(a)	2,485	253,346
Incyte Corp.(a)	2,923	158,836
Moderna, Inc.(a)	5,289	410,955
Regeneron Pharmaceuticals, Inc.(a)	1,745	1,437,548
Vertex Pharmaceuticals, Inc.(a)	4,120	1,461,817
		4,867,193

Building Materials — 0.9%
Carrier Global Corp.	13,506	701,772
Johnson Controls International PLC	11,060	583,968
Martin Marietta Materials, Inc.	978	454,369
Masco Corp.	3,612	218,707
Trane Technologies PLC	3,651	822,972
Vulcan Materials Co.	2,158	460,862
		3,242,650

Chemicals — 2.0%
Air Products and Chemicals, Inc.	3,573	966,675
Albemarle Corp.	1,869	226,654

	Shares	Value
Common Stocks — 98.1% (Continued)

Chemicals — 2.0% (Continued)
Ecolab, Inc.	3,991	$765,194
FMC Corp.	1,970	105,710
Linde PLC	7,906	3,271,265
PPG Industries, Inc.	3,747	532,037
The Sherwin-Williams Co.	3,737	1,041,876
		6,909,411

Commercial Services — 0.6%
Cintas Corp.	1,381	764,038
CoStar Group, Inc.(a)	6,595	547,649
Gartner, Inc.(a)	1,201	522,243
Robert Half, Inc.	1,743	142,891
Rollins, Inc.	3,697	150,616
		2,127,437

Computers — 13.3%
Apple, Inc.	239,457	45,484,856
Cognizant Technology Solutions Corp. - Class A	8,223	578,735
EPAM Systems, Inc.(a)	924	238,568
Fortinet, Inc.(a)	10,527	553,299
NetApp, Inc.	3,465	316,666
		47,172,124

Cosmetics & Personal Care — 2.2%
Colgate-Palmolive Co.	13,437	1,058,432
The Estee Lauder Company, Inc. - Class A	3,701	472,581
The Procter & Gamble Co.	39,745	6,101,653
		7,632,666

Distribution & Wholesale — 0.6%
Copart, Inc.(a)	13,890	697,556
Fastenal Co.	9,221	552,983
LKQ Corp.	4,072	181,326
Pool Corp.	594	206,308
W.W. Grainger, Inc.	668	525,175
		2,163,348

Electrical Components & Equipment — 0.7%
Eaton Corp. PLC	6,465	1,472,016
Emerson Electric Co.	9,227	820,280
Generac Holdings, Inc.(a)	980	114,729
		2,407,025

Sharia ETF

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS at November 30, 2023 (Continued)

	Shares	Value
Common Stocks — 98.1% (Continued)

Electronics — 0.6%
Allegion PLC	1,401	$148,632
Fortive Corp.	5,709	393,807
Garmin Ltd.	2,419	295,699
Mettler-Toledo International, Inc.(a)	288	314,476
TE Connectivity Ltd.	5,040	660,239
Trimble, Inc.(a)	3,992	185,229
		1,998,082

Energy — Alternate Sources — 0.1%
Enphase Energy, Inc.(a)	2,210	223,254
First Solar, Inc.(a)	1,550	244,559
		467,813

Environmental Control — 0.4%
Pentair PLC	2,658	171,547
Veralto Corp.(a)	3,563	275,242
Waste Management, Inc.	5,927	1,013,458
		1,460,247

Food — 0.9%
General Mills, Inc.	9,578	609,735
Kellanova	4,114	216,150
Lamb Weston Holdings, Inc.	2,323	232,370
McCormick & Co., Inc.	4,047	262,367
Mondelez International, Inc. - Class A	22,068	1,568,153
The Hershey Co.	2,344	440,484
WK Kellogg Co.	1,022	11,446
		3,340,705

Healthcare — Products — 5.4%
Abbott Laboratories	28,168	2,937,640
Agilent Technologies, Inc.	4,786	611,651
Align Technology, Inc.(a)	1,098	234,752
Bio-Techne Corp.	2,477	155,803
Boston Scientific Corp.(a)	23,310	1,302,796
Danaher Corp.	10,689	2,386,961
DENTSPLY SIRONA, Inc.	3,364	106,807
Edwards Lifesciences Corp.(a)	9,765	661,188
Hologic, Inc.(a)	3,970	283,061
IDEXX Laboratories, Inc.(a)	1,336	622,336
Intuitive Surgical, Inc.(a)	5,668	1,761,841
Medtronic PLC	21,573	1,710,092
ResMed, Inc.	2,339	368,930
STERIS PLC	1,549	311,256
Stryker Corp.	5,420	1,606,109

	Shares	Value
Common Stocks — 98.1% (Continued)

Healthcare — Products — 5.4% (Continued)
Teleflex, Inc.	698	$157,532
The Cooper Company, Inc.	731	246,289
Thermo Fisher Scientific, Inc.	6,213	3,080,156
Waters Corp.(a)	939	263,493
West Pharmaceutical Services, Inc.	1,138	399,165
Zimmer Biomet Holdings, Inc.	3,312	385,219
		19,593,077

Healthcare — Services — 0.2%
Catalent, Inc.(a)	2,856	110,956
Charles River Laboratories International, Inc.(a)	753	148,401
Laboratory Corp. of America Holdings	1,409	305,626
Quest Diagnostics, Inc.	1,799	246,877
		811,860

Home Builders — 0.3%
D.R. Horton, Inc.	4,978	635,541
PulteGroup, Inc.	3,587	317,163
		952,704

Household Products & Wares — 0.4%
Avery Dennison Corp.	1,306	254,017
Church & Dwight Co., Inc.	3,946	381,302
Kimberly-Clark Corp.	5,414	669,874
The Clorox Co.	1,951	279,676
		1,584,869

Internet — 11.2%
Alphabet, Inc. - Class A(a)	99,308	13,161,289
Alphabet, Inc. - Class C(a)	85,510	11,451,499
Booking Holdings, Inc.(a)	567	1,772,272
CDW Corp.	2,180	459,718
eBay, Inc.	8,663	355,270
F5, Inc.(a)	958	164,000
Meta Platforms, Inc. - Class A(a)	36,848	12,054,823
VeriSign, Inc.(a)	1,435	304,507
		39,723,378

Iron & Steel — 0.3%
Nucor Corp.	4,037	686,169
Steel Dynamics, Inc.	2,601	309,857
		996,026

Sharia ETF

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at November 30, 2023 (Continued)

	Shares	Value
Common Stocks — 98.1% (Continued)

Machinery — Diversified — 0.9%
Dover Corp.	2,246	$317,045
IDEX Corp.	1,156	233,142
Ingersoll Rand, Inc.	6,543	467,366
Nordson Corp.	871	204,981
Otis Worldwide Corp.	6,657	571,105
Rockwell Automation, Inc.	1,836	505,709
Westinghouse Air Brake Technologies Corp.	2,854	332,662
Xylem, Inc.	3,880	407,904
		3,039,914

Media — 0.0%(c)
News Corp. - Class B	1,870	43,085

Mining — 0.1%
Newmont Corp.	12,815	515,035

Miscellaneous Manufacturers — 0.6%
3M Co.	8,885	880,237
A.O. Smith Corp.	1,963	147,932
Illinois Tool Works, Inc.	4,452	1,078,319
		2,106,488

Office & Business Equipment — 0.1%
Zebra Technologies Corp. - Class A(a)	757	179,394

Oil & Gas — 3.3%
ConocoPhillips	19,582	2,263,092
Coterra Energy, Inc.	12,244	321,405
EOG Resources, Inc.	9,485	1,167,319
Exxon Mobil Corp.	68,165	7,003,272
Pioneer Natural Resources Co.	3,725	862,859
		11,617,947

Oil & Gas Services — 0.2%
Baker Hughes Co.	16,412	553,905

Packaging & Containers — 0.1%
Packaging Corp. of America	1,427	239,750

Pharmaceuticals — 6.7%
Becton Dickinson & Co.	4,549	1,074,383
Dexcom, Inc.(a)	6,239	720,729
Eli Lilly & Co.	13,167	7,782,223
Henry Schein, Inc.(a)	2,048	136,663
Johnson & Johnson	43,685	6,756,321

	Shares	Value
Common Stocks — 98.1% (Continued)

Pharmaceuticals — 6.7% (Continued)
Merck & Co., Inc.	42,893	$4,395,675
Pfizer, Inc.	91,527	2,788,828
		23,654,822

Retail — 4.1%
Advance Auto Parts, Inc.	944	47,946
AutoZone, Inc.(a)	241	628,993
Dollar Tree, Inc.(a)	3,304	408,341
Genuine Parts Co.	2,255	299,419
Lowe’s Company, Inc.	9,636	1,915,926
O’Reilly Automotive, Inc.(a)	963	946,032
Ross Stores, Inc.	5,476	713,961
Starbucks Corp.	18,582	1,845,193
The Home Depot, Inc.	17,169	5,382,309
The TJX Company, Inc.	18,649	1,643,163
Tractor Supply Co.	1,767	358,719
Ulta Beauty, Inc.(a)	739	314,807
		14,504,809

Semiconductors — 12.3%
Advanced Micro Devices, Inc.(a)	26,448	3,204,440
Analog Devices, Inc.	8,202	1,504,083
Applied Materials, Inc.	13,641	2,043,149
Broadcom, Inc.	6,952	6,435,674
KLA Corp.	2,212	1,204,699
Lam Research Corp.	2,174	1,556,410
Microchip Technology, Inc.	8,834	737,109
Micron Technology, Inc.	17,762	1,352,043
Monolithic Power Systems, Inc.	673	369,289
NVIDIA Corp.	40,780	19,072,805
NXP Semiconductors NV	4,149	846,728
ON Semiconductor Corp.(a)	6,984	498,169
QUALCOMM, Inc.	17,992	2,321,868
Teradyne, Inc.	2,445	225,502
Texas Instruments, Inc.	14,938	2,281,182
		43,653,150

Software — 17.6%
Adobe, Inc.(a)	7,684	4,695,000
Akamai Technologies, Inc.(a)	2,408	278,196
ANSYS, Inc.(a)	1,384	406,010
Autodesk, Inc.(a)	3,469	757,734
Cadence Design Systems, Inc.(a)	4,401	1,202,661
Ceridian HCM Holding, Inc.(a)	2,445	168,461
Microsoft Corp.	120,236	45,558,622
Paycom Software, Inc.	720	130,795
PTC, Inc.(a)	1,727	271,761

Sharia ETF

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS at November 30, 2023 (Continued)

	Shares	Value
Common Stocks — 98.1% (Continued)

Software — 17.6% (Continued)
Roper Technologies, Inc.	1,730	$931,173
Salesforce, Inc.(a)	15,809	3,982,287
ServiceNow, Inc.(a)	3,249	2,227,969
Synopsys, Inc.(a)	2,410	1,309,184
Tyler Technologies, Inc.(a)	632	258,387
		62,178,240

Telecommunications — 1.6%
Arista Networks, Inc.(a)	4,017	882,575
Cisco Systems, Inc.	67,120	3,247,265
Corning, Inc.	12,344	351,681
Juniper Networks, Inc.	5,208	148,168
Motorola Solutions, Inc.	2,694	869,812
		5,499,501

Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	1,857	152,367
CSX Corp.	32,933	1,063,736
Expeditors International of Washington, Inc.	2,416	290,741
J.B. Hunt Transport Services, Inc.	1,335	247,335
Norfolk Southern Corp.	3,645	795,193
Old Dominion Freight Line, Inc.	1,427	555,189
Union Pacific Corp.	9,811	2,210,125
United Parcel Service, Inc. - Class B	11,733	1,778,840
		7,093,526

Total Common Stocks (Cost $295,769,231)		346,842,988

Real Estate Investment Trusts — 1.7%

Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc.	2,275	393,439
Camden Property Trust	1,730	156,150
Crown Castle, Inc.	7,007	821,781
Equinix, Inc.	1,474	1,201,325
Equity Residential	5,462	310,460
Mid-America Apartment Communities, Inc.	1,858	231,284
Prologis, Inc.	14,916	1,714,295
Public Storage	2,487	643,536
Weyerhaeuser Co.	11,831	370,902
		5,843,172

Total Real Estate Investment Trusts (Cost $6,388,193)		5,843,172

	Shares	Value
Rights — 0.0%

Health Care — 0.0%
ABIOMED, Inc. - CVR(a)(b)	405	$0
Total Rights (Cost - $0)		0

Total Investments — 99.8% (Cost $302,157,424)		352,686,160
Other Assets in Excess of Liabilities — 0.2%		797,880
Total Net Assets — 100.0%		$353,484,040

Percentages are stated as a percent of net assets.

CVR - Contingent Value Rights

PLC - Public Limited Company

(a)Non-income producing security.

(b)The security is fair valued by the Valuation Designee. (See Note 2).

(c)Represents less than 0.05% of net assets.

Sukuk ETF

18	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2023

	Par	Value
Foreign Government Sukuk — 52.7%

Multi-National — 11.2%
ICDPS Sukuk Ltd., 1.81%, 10/15/2025	$800,000	$736,280
IDB Trust Services Ltd.
0.91%, 06/25/2025	800,000	748,628
1.81%, 02/26/2025	1,600,000	1,531,238
Isdb Trust Services NO 2 SARL
1.26%, 03/31/2026	3,200,000	2,945,232
1.44%, 10/21/2026	2,227,000	2,026,392
3.21%, 04/28/2027	2,200,000	2,099,955
4.60%, 03/14/2028	3,400,000	3,389,341
4.75%, 10/27/2027	1,400,000	1,402,604
4.91%, 10/03/2028	2,000,000	2,034,240
		16,913,910

Sovereign — 41.5%
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/2027	1,400,000	1,343,615
KSA Sukuk Ltd.
2.25%, 05/17/2031	2,600,000	2,158,463
2.97%, 10/29/2029	3,200,000	2,885,504
3.63%, 04/20/2027	5,700,000	5,482,595
4.27%, 05/22/2029	3,500,000	3,405,420
4.30%, 01/19/2029	2,600,000	2,548,052
4.51%, 05/22/2033	3,800,000	3,647,544
5.27%, 10/25/2028	3,200,000	3,264,314
Malaysia Sovereign Sukuk Bhd.
3.04%, 04/22/2025	1,400,000	1,363,346
4.24%, 04/22/2045	700,000	619,992
Malaysia Sukuk Global Bhd.
3.18%, 04/27/2026	1,350,000	1,299,221
4.08%, 04/27/2046	700,000	602,634
Malaysia Wakala Sukuk Bhd.
2.07%, 04/28/2031	1,150,000	962,352
3.08%, 04/28/2051	700,000	493,275
Perusahaan Penerbit SBSN Indonesia III
1.50%, 06/09/2026	1,800,000	1,647,563
2.30%, 06/23/2025	1,200,000	1,146,454
2.55%, 06/09/2031	1,400,000	1,173,404
2.80%, 06/23/2030	1,400,000	1,215,459
3.55%, 06/09/2051	1,200,000	875,921
3.80%, 06/23/2050	1,200,000	907,892
4.15%, 03/29/2027	2,600,000	2,535,891
4.33%, 05/28/2025	2,700,000	2,665,218
4.40%, 06/06/2027	2,400,000	2,351,922
4.40%, 03/01/2028	2,400,000	2,341,458
4.45%, 02/20/2029	1,700,000	1,654,675

	Par	Value
Foreign Government Sukuk — 52.7% (Continued)

Sovereign — 41.5% (Continued)
4.55%, 03/29/2026	$2,400,000	$2,374,131
4.70%, 06/06/2032	2,000,000	1,933,070
RAK Capital, 3.09%, 03/31/2025	1,400,000	1,349,057
Sharjah Sukuk Program Ltd.
2.94%, 06/10/2027	1,400,000	1,278,091
3.20%, 07/13/2031	1,200,000	1,013,598
3.23%, 10/23/2029	1,440,000	1,269,685
3.85%, 04/03/2026	1,400,000	1,347,118
3.89%, 04/04/2030	1,200,000	1,084,504
4.23%, 03/14/2028	1,600,000	1,512,949
6.09%, 03/19/2034	900,000	923,463
		62,677,850

Total Foreign Government Sukuk (Cost $82,849,993)		79,591,760

Corporate Sukuk — 45.3%

Airlines — 0.6%
Unity 1 Sukuk Ltd., 2.39%, 11/03/2025	900,000	842,738

Banks — 15.2%
AL Rajhi Sukuk Ltd., 4.75%, 04/05/2028	1,200,000	1,173,912
AUB Sukuk Ltd., 2.62%, 09/09/2026	1,000,000	907,039
Banque Saudi Fransi, 4.75%, 05/31/2028	1,100,000	1,067,046
Boubyan Sukuk Ltd.
2.59%, 02/18/2025	1,200,000	1,152,527
3.39%, 03/29/2027	800,000	754,634
DIB Sukuk Ltd.
1.96%, 06/22/2026	1,400,000	1,283,886
2.74%, 02/16/2027	1,200,000	1,103,920
2.95%, 01/16/2026	1,800,000	1,705,500
2.95%, 02/20/2025	1,200,000	1,157,034
4.80%, 08/16/2028	1,400,000	1,370,040
5.49%, 11/30/2027	1,200,000	1,206,006
EI Sukuk Co. Ltd.
1.83%, 09/23/2025	800,000	743,216
2.08%, 11/02/2026	800,000	727,542
Fab Sukuk Co. Ltd.
1.41%, 01/14/2026	1,000,000	919,980
2.59%, 03/02/2027	800,000	739,468
4.58%, 01/17/2028	800,000	784,856
FAB Sukuk Co. Ltd., 2.50%, 01/21/2025	800,000	771,597

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	19

Schedule of Investments at November 30, 2023 (Continued)

	Par	Value
Corporate Sukuk — 45.3% (Continued)

Banks — 15.2% (Continued)
MAR Sukuk Ltd., 2.21%, 09/02/2025	$1,200,000	$1,126,926
QIB Sukuk Ltd.
1.95%, 10/27/2025	1,200,000	1,120,840
6.99% (3 Month LIBOR USD + 1.35%), 02/07/2025(a)	1,200,000	1,212,660
SIB Sukuk Co. III Ltd., 2.85%, 06/23/2025	800,000	761,539
SNB Sukuk Ltd., 2.34%, 01/19/2027	1,200,000	1,094,078
		22,884,246

Commercial Services — 3.3%
D.P. World Crescent Ltd.
3.75%, 01/30/2030	800,000	729,409
3.88%, 07/18/2029	1,400,000	1,290,345
4.85%, 09/26/2028	1,400,000	1,360,901
DP World Crescent Ltd., 5.50%, 09/13/2033	1,700,000	1,679,430
		5,060,085

Diversified Financial Services — 1.3%
AIR Lease Corp Sukuk Ltd., 5.85%, 04/01/2028	800,000	792,144
DAE Sukuk Difc Ltd., 3.75%, 02/15/2026	1,200,000	1,140,191
		1,932,335

Electric — 7.4%
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/2043	1,400,000	1,256,885
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/2044	1,400,000	1,316,084
Saudi Electricity Global Sukuk Co. 4, 4.72%, 09/27/2028	1,600,000	1,577,384
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/2025	1,000,000	935,816
2.41%, 09/17/2030	1,000,000	845,553
Saudi Electricity Sukuk Programme Co.
4.63%, 04/11/2033	1,400,000	1,337,160
5.68%, 04/11/2053	900,000	850,428
Tabreed Sukuk SPC Ltd., 5.50%, 10/31/2025	800,000	798,498
TNB Global Ventures Capital Bhd.
3.24%, 10/19/2026	1,200,000	1,130,411
4.85%, 11/01/2028	1,200,000	1,178,069
		11,226,288

	Par	Value
Corporate Sukuk — 45.3% (Continued)

Food — 0.6%
Almarai Co. JSC, 5.23%, 07/25/2033	$900,000	$875,259

Investment Companies — 4.6%
Dua Capital Ltd.
1.66%, 05/11/2026	400,000	366,567
2.78%, 05/11/2031	600,000	506,461
Khazanah Global Sukuk Bhd., 4.69%, 06/01/2028	900,000	888,116
Senaat Sukuk Ltd., 4.76%, 12/05/2025	600,000	590,164
Suci Second Investment Co.
6.00%, 10/25/2028	2,700,000	2,804,443
6.25%, 10/25/2033	1,600,000	1,738,394
		6,894,145

Oil & Gas — 3.7%
SA Global Sukuk Ltd.
1.60%, 06/17/2026	2,600,000	2,377,760
2.69%, 06/17/2031	3,800,000	3,235,745
		5,613,505

Pipelines — 1.3%
TMS Issuer Sarl, 5.78%, 08/23/2032	2,000,000	2,026,906

Real Estate — 5.2%
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/2033	600,000	570,329
Aldar Sukuk Ltd., 4.75%, 09/29/2025	800,000	788,124
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/2029	800,000	732,518
Emaar Sukuk Ltd.
3.64%, 09/15/2026	1,200,000	1,141,308
3.70%, 07/06/2031	800,000	699,748
3.88%, 09/17/2029	800,000	727,853
MAF Sukuk Ltd.
3.93%, 02/28/2030	1,000,000	908,807
4.50%, 11/03/2025	800,000	780,378
4.64%, 05/14/2029	1,000,000	948,245
5.00%, 06/01/2033	600,000	564,530
		7,861,840

Sukuk ETF

20	The accompanying notes are an integral part of these financial statements.

Schedule of Investments at November 30, 2023 (Continued)

	Par	Value
Corporate Sukuk — 45.3% (Continued)

Telecommunications — 2.1%
Axiata SPV2 Bhd.
2.16%, 08/19/2030	$800,000	$658,544
4.36%, 03/24/2026	800,000	781,509
Saudi Telecom Co., 3.89%, 05/13/2029	1,800,000	1,699,362
		3,139,415

Total Corporate Sukuk (Cost $71,034,757)		68,356,762

Total Investments — 98.0% (Cost $153,884,750)		$147,948,522
Other Assets in Excess of Liabilities — 2.0%		3,001,009
Total Net Assets — 100.0%		$150,949,531

Percentages are stated as a percent of net assets.

LIBOR - London Interbank Offered Rate

USD - United States Dollar

(a)Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of November 30, 2023.

Allocation of Portfolio Holdings by Country as of November 30, 2023
(% of Investments)
Cayman Islands	60.3%
Indonesia	15.4
Luxembourg	10.8
Malaysia	7.3
Saudi Arabia	2.5
Jersey (U.K.)	1.5
United Arab Emirates	1.3
Hong Kong	0.9
Total	100.0%

Global REIT ETF

The accompanying notes are an integral part of these financial statements.	21

Schedule of Investments at November 30, 2023

	Shares	Value
Common Stocks — 2.3%

Diversified — 1.7%
Arena REIT	106,593	$236,767
Charter Hall Group	143,975	992,812
Kizilbuk Gayrimenkul Yatirim Ortakligi AS(b)	8,843	5,627
		1,235,206

Private Equity — 0.1%
Servet Gayrimenkul Yatirim Ortakligi AS(b)	3,388	43,712
Ziraat Gayrimenkul Yatirim Ortakligi AS	309,559	54,612
		98,324

Real Estate Management & Services — 0.3%
HMC Capital Ltd.	73,693	235,516

Shopping Centers — 0.2%
Lotus’s Retail Growth Freehold And Leasehold Property Fund	477,245	176,368

Total Common Stocks (Cost $1,963,861)		1,745,414

Real Estate Investment Trusts — 97.4%

REITs – Apartments — 17.8%
AvalonBay Communities, Inc.	20,265	3,504,629
Camden Property Trust	31,028	2,800,587
Equity Residential	62,574	3,556,707
Mid-America Apartment Communities, Inc.	28,315	3,524,651
		13,386,574

REITs – Diversified — 34.0%(a)
Axis Real Estate Investment Trust	509,379	201,150
Citicore Energy REIT Corp.	815,886	37,052
Crown Castle, Inc.	86,749	10,173,923
Equinix, Inc.	11,036	8,994,450
IMPACT Growth Real Estate Investment Trust	227,052	80,681
MREIT, Inc.	348,481	78,501
PotlatchDeltic Corp.	23,935	1,097,180
Rayonier, Inc.	40,868	1,253,830
RL Commercial REIT, Inc.	1,301,894	109,097
Weyerhaeuser Co.	111,305	3,489,412
		25,515,276

	Shares	Value
Real Estate Investment Trusts — 97.4% (Continued)

REITs – Health Care — 0.4%
Parkway Life Real Estate Investment Trust	117,255	$298,716

REITs – Manufactured Homes — 4.8%
Equity LifeStyle Properties, Inc.	50,755	3,608,681

REITs – Regional Malls — 0.3%
IGB Real Estate Investment Trust	500,569	184,779

REITs – Storage — 15.1%
CubeSmart	67,622	2,688,651
Public Storage	33,455	8,656,816
		11,345,467

REITs – Warehouse & Industry — 25.0%
BWP Trust	145,911	331,840
EastGroup Properties, Inc.	13,395	2,327,381
First Industrial Realty Trust, Inc.	39,308	1,849,441
Innovative Industrial Properties, Inc.	8,399	685,862
Prologis, Inc.	79,777	9,168,772
Rexford Industrial Realty, Inc.	59,993	2,952,855
Terreno Realty Corp.	25,310	1,445,454
		18,761,605

Total Real Estate Investment Trusts (Cost $77,816,702)		73,101,098

Total Investments — 99.7% (Cost $79,780,563)		$74,846,512
Other Assets In Excess Of Liabilities — 0.3%		238,573
Total Net Assets — 100.0%		$75,085,085

Percentages are stated as a percent of net assets.

(a)As of November 30, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks.

(b)Non-income producing security.

SP Funds

22	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2023

	Sharia ETF	Sukuk ETF	Global REIT ETF

Assets:
Investments in securities, at value (Note 2)	$352,686,160	$147,948,522	$74,846,512
Cash	320,796	950,228	195,608
Foreign cash (Cost $-, $-, and $1,525, respectively)	—	—	1,418
Receivables:
Fund shares sold	3,280,150	18,497,710	—
Sukuk income	—	1,153,958	—
Dividend income	532,928	—	76,278
Total assets	356,820,034	168,550,418	75,119,816

Liabilities:
Payables:
Investment securities purchased	3,199,303	17,537,343	—
Management fees (Note 4)	136,691	63,359	34,546
Tax expenses	—	185	185
Total liabilities	3,335,994	17,600,887	34,731
Net Assets	$353,484,040	$150,949,531	$75,085,085

Components of Net Assets:
Paid-in capital	$305,273,734	$156,641,736	$86,265,662
Total distributable (accumulated) earnings (losses)	48,210,306	(5,692,205)	(11,180,577)
Net assets	$353,484,040	$150,949,531	$75,085,085

Net Asset Value (unlimited shares authorized):
Net assets	$353,484,040	$150,949,531	$75,085,085
Shares of beneficial interest issued and outstanding	10,775,000	8,575,000	4,050,000
Net asset value	$32.81	$17.60	$18.54

Cost of investments	$302,157,424	$153,884,750	$79,780,563

SP Funds

The accompanying notes are an integral part of these financial statements.	23

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2023

	Sharia ETF	Sukuk ETF	Global REIT ETF

Investment Income:
Dividend income (net of foreign withholding tax of $1,786, $- and $12,491, respectively)	$3,304,513	$—	$1,379,796
Sukuk income	—	4,089,225	—
Total investment income	3,304,513	4,089,225	1,379,796

Expenses:
Management fees (Note 4)	1,232,311	631,494	357,132
Tax expenses	—	—	399
Total expenses	1,232,311	631,494	357,531
Net investment income (loss)	2,072,202	3,457,731	1,022,265

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,136,881)	(473,537)	(3,656,412)
Foreign currency transactions	—	—	1,103
Change in net unrealized appreciation/depreciation on:
Investments	46,084,935	(1,040,662)	(225,109)
Foreign currency translations	—	—	94,420
Net realized and unrealized gain (loss) on investments and foreign currency	44,948,054	(1,514,199)	(3,785,998)
Net increase (decrease) in net assets resulting from operations	$47,020,256	$1,943,532	$(2,763,733)

Sharia ETF

24	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	Year Ended November 30, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$2,072,202	$1,280,435
Net realized gain (loss)	(1,136,881)	1,448,769
Change in net unrealized appreciation/depreciation	46,084,935	(22,772,908)
Net increase (decrease) in net assets resulting from operations	47,020,256	(20,043,704)

Distributions to Shareholders:
Distributable earnings	(2,081,082)	(1,571,302)
Return of capital	(566,368)	(433,848)
Net distributions to shareholders	(2,647,450)	(2,005,150)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	134,572,228	73,157,765
Total increase (decrease) in net assets	178,945,034	51,108,911

Net Assets:
Beginning of year	174,539,006	123,430,095
End of year	$353,484,040	$174,539,006

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Value	Shares	Value
Shares sold	4,425,000	$134,572,228	2,750,000	$78,811,928
Shares redeemed	—	—	(200,000)	(5,654,163)
Net increase (decrease)	4,425,000	$134,572,228	2,550,000	$73,157,765

Sukuk ETF

The accompanying notes are an integral part of these financial statements.	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	Year Ended November 30, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$3,457,731	$926,476
Net realized gain (loss)	(473,537)	(76,163)
Change in net unrealized appreciation/depreciation	(1,040,662)	(5,029,889)
Net increase (decrease) in net assets resulting from operations	1,943,532	(4,179,576)

Distributions to Shareholders:
Distributable earnings	(2,373,600)	(926,476)
Return of capital	—	(230,074)
Net distributions to shareholders	(2,373,600)	(1,156,550)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	85,944,554	33,229,663
Total increase (decrease) in net assets	85,514,486	27,893,537

Net Assets:
Beginning of year	65,435,045	37,541,508
End of year	$150,949,531	$65,435,045

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Value	Shares	Value
Shares sold	4,850,000	$85,916,855	1,825,000	$33,211,795
Shares redeemed	—	—	—	—
Variable fees	—	27,699	—	17,868
Net increase (decrease)	4,850,000	$85,944,554	1,825,000	$33,229,663

Global REIT ETF

26	The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2023	Year Ended November 30, 2022

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$1,022,265	$487,162
Net realized gain (loss)	(3,655,309)	(343,648)
Change in net unrealized appreciation/depreciation	(130,689)	(6,684,885)
Net increase (decrease) in net assets resulting from operations	(2,763,733)	(6,541,371)

Distributions to Shareholders:
Distributable earnings	(1,158,718)	(517,409)
Return of capital	(1,471,032)	(653,416)
Net distributions to shareholders	(2,629,750)	(1,170,825)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(1)	41,220,243	23,902,539
Total increase (decrease) in net assets	35,826,760	16,190,343

Net Assets:
Beginning of year	39,258,325	23,067,982
End of year	$75,085,085	$39,258,325

(1)Summary of share transactions is as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
	Shares	Value	Shares	Value
Shares sold	2,450,000	$48,081,853	1,550,000	$36,888,905
Shares redeemed	(350,000)	(6,861,610)	(500,000)	(12,986,430)
Variable fees	—	—	—	64
Net increase (decrease)	2,100,000	$41,220,243	1,050,000	$23,902,539

Sharia ETF

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Period Ended November 30, 2020(1)

Net asset value, beginning of year/period	$27.49	$32.48	$24.26	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.25	0.25	0.17	0.22
Net realized and unrealized gain (loss) on investments(3)	5.38	(4.83)	8.36	4.25
Total from investment operations	5.63	(4.58)	8.53	4.47

Less Distributions:
From net investment income	(0.24)	(0.25)	(0.18)	(0.21)
From long-term capital gains	—	(0.07)	(0.13)	—
From return of capital	(0.07)	(0.09)	—	—
Total distributions	(0.31)	(0.41)	(0.31)	(0.21)

Net asset value, end of year/period	$32.81	$27.49	$32.48	$24.26
Total return(4)	20.62%	(14.17)%	35.40%	22.58	%(5)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$353.5	$174.5	$123.4	$38.8
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49	%(6)
Ratio of net investment income (loss) to average net assets	0.82%	0.89%	0.60%	1.06	%(6)
Portfolio turnover rate(7)	5%	4%	18%	46	%(5)

(1)The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the share transactions for the period.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Not annualized.

(6)Annualized.

(7)Excludes the impact of in-kind transactions.

Sukuk ETF

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021		Period Ended November 30, 2020(1)

Net asset value, beginning of year/period	$17.57	$19.76	$20.41		$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.57	0.35	0.27		0.30
Net realized and unrealized gain (loss) on investments(3)	(0.16)	(2.09)	(0.42)		0.39
Total from investment operations	0.41	(1.74)	(0.15)		0.69

Less Distributions:
From net investment income	(0.38)	(0.36)	(0.26)		(0.28)
From return of capital	—	(0.09)	(0.24)		—
Total distributions	(0.38)	(0.45)	(0.50)		(0.28)

Net asset value, end of year/period	$17.60	$17.57	$19.76		$20.41
Total return(4)	2.46%	(8.92)%	(0.73)%		3.48	%(5)(6)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$150.9	$65.4	$37.5		$31.1
Ratio of expenses to average net assets	0.59%	0.59%	0.65	%(8)	0.65	%(7)
Ratio of net investment income (loss) to average net assets	3.23%	1.91%	1.32%		1.61	%(7)
Portfolio turnover rate	19%	9%	28%		15	%(5)

(1)The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the share transactions for the period.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Not annualized.

(6)Net increase from payments by affiliates on the disposal of investments due to trade error added 0.11% to this return.

(7)Annualized.

(8)Effective November 30, 2021, the Fund’s management fee was reduced from 0.65% to 0.59%.

Global REIT ETF

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended November 30, 2023		Year Ended November 30, 2022	Period Ended November 30, 2021(1)

Net asset value, beginning of year/period	$20.13		$25.63	$20.00

Income from Investment Operations:
Net investment income (loss)(2)	0.32		0.36	0.26
Net realized and unrealized gain (loss) on investments(3)	(1.11)		(4.99)	6.04
Total from investment operations	(0.79)		(4.63)	6.30

Less Distributions:
From net investment income	(0.35)		(0.38)	(0.29)
From long-term capital gains	—		—	(0.15)
From return of capital	(0.45)		(0.49)	(0.23)
Total distributions	(0.80)		(0.87)	(0.67)

Net asset value, end of year/period	$18.54		$20.13	$25.63
Total return(4)	(3.92)%		(18.39)%	31.98	%(5)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$75.1		$39.3	$23.1
Ratio of expenses to average net assets	0.59	%(6)(7)	0.69%	0.69	%(8)
Ratio of net investment income (loss) to average net assets	1.69	%(9)	1.59%	1.19	%(8)
Portfolio turnover rate(10)	29%		50%	79	%(5)

(1)The Fund commenced operations on December 29, 2020. The information presented is from December 29, 2020 to November 30, 2021.

(2)Calculated using average shares outstanding method.

(3)Net realized and unrealized gain (loss) per share in the caption are balancing amounts necessary to reconcile the change in the net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to the share transactions for the period.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary

(5)Not annualized.

(6)The ratio of expenses to average net assets includes tax expenses. The expense ratio excluding tax expenses is 0.59% for the year ended November 30, 2023.

(7)The Fund’s management fee was reduced from 0.69% to 0.59%, effective December 1, 2022.

(8)Annualized.

(9)The net investment income (loss) ratio includes tax expenses.

(10)Excludes the impact of in-kind transactions.

30

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2023

NOTE 1 – ORGANIZATION

The SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), the SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), and the SP Funds S&P Global REIT ETF (the “Global REIT ETF”) (each, a “Fund”, and collectively, the “Funds”) are each a series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Sukuk ETF is a diversified series and each of the Sharia ETF and the Global REIT ETF is a non-diversified series of the Trust. The Sukuk ETF commenced operations as a non-diversified series, however, the Fund continuously operated as diversified for three years and as of December 27, 2022, is now classified as diversified. The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds and ShariaPortfolio, Inc. (the “Sub-Adviser”) serves as sub-adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Sharia ETF commenced operations on December 17, 2019, the Sukuk ETF commenced operations on December 27, 2019 and the Global REIT ETF commenced operations on December 29, 2020.

The investment objective of the Sharia ETF is to seek to track the performance, before fees and expenses, of the S&P 500 Shariah Industry Exclusions Index (the “Sharia Index”). The investment objective of the Sukuk ETF is to seek to track the performance, before fees and expenses, of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index (the “Sukuk Index”). The investment objective of the Global REIT ETF is to seek to track the performance, before fees and expenses, of the S&P Global All Equity REIT Shariah Capped Index (the “Global REIT Index”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Sukuk securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

31

SP Funds

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2023:

	Sharia ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$346,842,988	$—	$—	$346,842,988
Real Estate Investment Trusts	5,843,172	—	—	5,843,172
Rights	—	—	0	0
Total Investments in Securities	$352,686,160	$—	$0	$352,686,160

	Sukuk ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Sukuk (1)	$—	$68,356,762	$—	$68,356,762
Foreign Government Sukuk (2)	—	79,591,760	—	79,591,760
Total Investments in Securities	$—	$147,948,522	$—	$147,948,522

	Global REIT ETF
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$1,745,414	$—	$—	$1,745,414
Real Estate Investment Trusts	73,101,098	—	—	73,101,098
Total Investments in Securities	$74,846,512	$—	$—	$74,846,512

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

32

SP Funds

The following is a reconciliation of Level 3 investments for the Sharia ETF for which significant unobservable inputs were used to determine fair value:

Rights(3)
Balance as of November 30, 2022	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Corporate Actions	0
Transfer into and/or out of Level 3	—
Balance as of November 30, 2023	$0

Change in unrealized depreciation during the period for Level 3 investments held at November 30, 2023:	$—

(1)See Schedules of Investments for the industry breakout.

(2)See Schedules of Investments for the security type breakout.

(3)The securities (Rights) are classified as Level 3 securities due to a lack of market activity.

B.Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of November 30, 2023, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on sukuk securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Sukuk income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

33

SP Funds

G.Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to redemptions in-kind. For the year ended November 30, 2023, the following adjustments were made:

Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
Sharia ETF	$(8,956)	$8,956
Sukuk ETF	—	—
Global REIT ETF	198,723	(198,723)

During the year ended November 30, 2023, the Sharia ETF realized $76 in net capital gains and the Global REIT ETF realized $287,846 in net capital losses, both resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains/losses are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from distributable earnings to paid-in capital.

J.Recently Issued Accounting Pronouncements. In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

In December 2022, the FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. The Funds are currently evaluating the impact, if any, of applying ASU 2022-06.

K.Other Regulatory Matters. In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Concentration Risk. Each Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of shares of the Funds may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

34

SP Funds

•Concentration in REITs (Global REIT ETF Only). The Fund concentrates in REITs. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

B.Credit Risk (Sukuk ETF Only). Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

C.Currency Risk (Global REIT ETF Only). The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

D.Emerging Markets Risk (Sukuk ETF and Global REIT ETF Only). Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies which may lead to potential errors in index data, index computation and/or index construction. Such conditions may impact the ability of the Funds to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause the Funds to decline in value.

E.Equity Market Risk (Sharia ETF and Global REIT ETF Only). The equity securities held in the Funds’ portfolios may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

F.Exchange Traded Fund (“ETF”) Risks.

•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares of the Funds (“Shares”) directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

35

SP Funds

providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk (Sukuk ETF Only). The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., sukuk that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Funds, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares of the Funds may significantly reduce investment results and an investment in shares of the Funds may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate a Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Funds may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

•Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

G.Foreign Government Risk (Sukuk ETF Only). The Fund’s investment in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments that track an index of domestic securities.

H.Foreign Securities Risks (Global REIT ETF Only). Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

I.Geographic Investment Risk (Sukuk ETF Only). To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

•Risks of Investing in Saudi Arabia (Sukuk ETF Only). The ability of foreign investors to invest in Saudi Arabian issuers is new and untested. Such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. A sustained decrease in petroleum prices could have a negative impact on all aspects of the economy. Investments in securities of Saudi Arabian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of the Fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/ or military involvement in governmental decision making, armed conflict, crime and instability as a result of religious, ethnic and/or socioeconomic unrest. There remains the possibility that instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, and there is no assurance of political stability in Saudi Arabia.

•Risks of Investing in the United Arab Emirates (Sukuk ETF Only). The economy of the United Arab Emirates (“UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re- export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Fund.

J.Interest Rate Risk (Sukuk ETF Only). The income generated by debt securities owned by the Fund will be affected by changing interest rates. In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Rising interest rates across the U.S. and international financial systems may result in fixed-income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have recently been historically low, so the Fund faces a heightened risk that rates may rise.

K.Market Capitalization Risk (Sharia ETF and Global REIT ETF Only).

•Large-Capitalization Investing (Sharia ETF and Global REIT ETF Only). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

•Mid-Capitalization Investing (Global REIT ETF Only). The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

•Small-Capitalization Investing (Global REIT ETF Only). The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

L.Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Funds’ portfolio can be expected to also reflect the errors.

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

M.Non-Diversification Risk (Sharia ETF and Global REIT ETF). Because each fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause each Fund’s overall value to decline to a greater degree than if the Funds held a more diversified portfolio.

N.Passive Investment Risk. The Funds invest in the securities included in, or representative of, its respective Index regardless of their investment merit. Each Fund does not attempt to outperform its respective Index or take defensive positions in declining markets. As a result, a Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

O.Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•Information Technology Sector Risk (Sharia ETF Only). The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

•Financials Sector Risk (Sukuk ETF and Global REIT ETF). Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. Companies in the financial services sector may also be negatively impacted by disruptions in the banking industry. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Funds.

P.Sharia-Compliant Investing Risk. Islamic religious law, commonly known as “Sharia,” has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Funds can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Q.Sukuk Risk (Sukuk ETF only). Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for the Fund to make an investment in or dispose of sukuk.

R.Tax Risk (Global REIT ETF Only). To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, (i) more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund or (ii) more than 25% of the value of the Fund’s assets would be invested in (a) the securities of any one issuer. Given the concentration of the Global REIT Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Global REIT Index, and the Fund’s efforts to replicate or represent the Global REIT Index may cause it inadvertently to fail to satisfy the diversification requirements. If

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NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

S.Tracking Error Risk. As with all index funds, the performance of a Fund and its Index may differ from each other for a variety of reasons. For example, a Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, a Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

T.Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of a Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Funds and their shareholders.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser provides oversight of the Sub-Adviser.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sharia ETF	0.49%
Sukuk ETF	0.59%
Global REIT ETF	0.59%(3)

(3)The Fund’s management fee was reduced from 0.69% to 0.59%, effective December 1, 2022.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the Management Fees payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser. Management Fees for the year ended November 30, 2023, are disclosed in the Statements of Operations.

The Sub-Adviser serves as the investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for ensuring the Funds follow the character of each applicable Index and providing advice with regard to the interpretation of and compliance with Sharia principles.

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SP Funds

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Sub-Advisory Fee
Sharia ETF	0.02%
Sukuk ETF	0.02%
Global REIT ETF	0.02% on first $500 million
0.01% on amounts over $ 500 million

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser. The Adviser has entered into an agreement with SP Funds Management, LLC (“SP Funds Management”) and affiliate of the Sub-Adviser, pursuant to which SP Funds Management has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds and paid by SP Funds Management include fees charged by Tidal (defined below), which is the Funds’ administrator and an affiliate of the Adviser. For assuming each Fund’s payment obligations, the Adviser has agreed to pay SP Funds Management, LLC the profits, if any, generated by each Fund’s unitary management fee.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
Sharia ETF	$15,004,689	$11,602,794
Sukuk ETF	104,175,187	19,645,782
Global REIT ETF	17,216,386	17,515,591

For the year ended November 30, 2023, there were no purchases or sales of long-term U.S. government securities.

For the year ended November 30, 2023, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
Sharia ETF	$130,592,375	$—
Sukuk ETF	—	—
Global REIT ETF	47,342,448	6,806,389

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022, was as follows:

Year Ended November 30, 2023
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$2,081,082	$2,373,600	$1,158,718
Return of capital	566,368	—	1,471,032
Total distributions paid	$2,647,450	$2,373,600	$2,629,750

Year Ended November 30, 2022
Distributions paid from:	Sharia ETF	Sukuk ETF	Global REIT ETF
Ordinary income	$1,280,731	$926,476	$517,409
Long-term capital gain	290,571	—	—
Return of capital	433,848	230,074	653,416
Total distributions paid	$2,005,150	$1,156,550	$1,170,825

As of November 30, 2023, the components of distributable (accumulated) earnings (losses) on a tax basis were as follows:

	Sharia ETF	Sukuk ETF	Global REIT ETF
Cost of investments (1)	$303,941,255	$153,913,889	$83,592,360
Gross tax unrealized appreciation	64,211,138	210,069	2,553,966
Gross tax unrealized depreciation	(15,466,233)	(6,175,436)	(11,299,904)
Net tax unrealized appreciation (depreciation)	48,744,905	(5,965,367)	(8,745,938)
Undistributed ordinary income (loss)	—	1,084,131	—
Undistributed long-term capital gain (loss)	—	—	—
Total distributable earnings	—	1,084,131	—
Other accumulated gain (loss)	(534,599)	(810,969)	(2,434,639)
Total accumulated gain (loss)	$48,210,306	$(5,692,205)	$(11,180,577)

(1)The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of the fiscal year ended November 30, 2023, the Funds had no late year losses and the Sharia ETF, Sukuk ETF, and Global REIT ETF had short-term capital loss carryovers of $245,676, $395,708, and $1,399,219, respectively, which do not expire. The Sharia ETF, Sukuk ETF, and Global REIT ETF also had long-term capital loss carryovers of $288,923, $415,261, and $1,035,420, respectively, which do not expire.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Global REIT ETF a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended November 30, 2023, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of November 30, 2023	—
Average interest rate	—
Interest rate terms	Prime
Interest rate as of November 30, 2023	8.50%
Expiration date	June 26, 2024

Interest expense incurred for the year ended November 30, 2023 is disclosed in the Statement of Operations, if applicable.

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SP Funds

The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds within the Trust. The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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SP Funds

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective December 1, 2023, each Fund’s management fee has been reduced as follows:

Fund	Management Fee Prior to December 1, 2023	Management Fee as of December 1, 2023
SP Funds S&P 500 Sharia Industry Exclusions ETF	0.49%	0.45%
SP Funds Dow Jones Global Sukuk ETF	0.59%	0.55%
SP Funds S&P Global REIT Sharia ETF	0.59%	0.55%

NOTES TO FINANCIAL STATEMENTS November 30, 2023 (Continued)

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SP Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
SP Funds S&P 500 Sharia Industry Exclusions ETF,
SP Funds Dow Jones Global Sukuk ETF and
SP Funds S&P Global REIT Sharia ETF
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SP Funds S&P 500 Sharia Industry Exclusions ETF (“Sharia ETF”), SP Funds Dow Jones Global Sukuk ETF (“Sukuk ETF”) and SP S&P Global REIT Sharia ETF (“REIT ETF”) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2023, and with respect to Sharia ETF, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period December 17, 2019 (commencement of operations) to November 30, 2020, with respect to Sukuk ETF, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the three years then ended and for the period December 27, 2019 (commencement of operations) to November 30, 2020 and with respect to REIT ETF, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the period December 29, 2020 (commencement of operations) through November 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2024

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SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2023 to November 30, 2023.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sharia ETF

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During the Period June 1, 2023 – November 30, 2023(1)
Actual	$1,000.00	$1,089.00	$2.57
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,022.61	$2.48

(1)Expenses are equal to the Fund’s annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

Sukuk ETF

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During the Period June 1, 2023 – November 30, 2023(2)
Actual	$1,000.00	$1,000.20	$2.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.11	$2.99

(2)Expenses are equal to the Fund’s annualized net expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

45

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2023 (Unaudited) (Continued)

Global REIT ETF

	Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Expenses Paid During the Period June 1, 2023 – November 30, 2023(3)
Actual	$1,000.00	$1,001.10	$2.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$2.99

(3)Expenses are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent six-month period).

46

SP Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met at a meeting held on September 19, 2023 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), the SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”), and the SP Funds S&P Global REIT Sharia ETF (the “Global REIT Sharia ETF”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and Tidal Investments LLC (formerly, Toroso Investments, LLC), the Funds’ investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from outside legal counsel to the Trust and Independent Trustees, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, biographical information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the unitary advisory fees for the Funds, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Michael Venuto and Charles Ragauss, who each serve as a portfolio manager to the Funds, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that employed by each of the Funds.

The Board also considered other services provided to the Funds, such as monitoring adherence to each Fund’s investment strategy and restrictions, oversight of ShariaPortfolio, Inc. (“ShariaPortfolio” or the “Sub-Adviser”), the Funds’ sub-adviser, and other service providers to the Funds, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which each Fund achieves its investment objective as a passively-managed ETF. The Board noted that the Funds are each designed to track the performance of an underlying index and that the Adviser is responsible for portfolio management and trade execution for each Fund and the Sub-Adviser serves a limited role ensuring Sharia compliance for each Fund.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory.

2.Investment Performance of the Funds and the Adviser. The Board considered the investment performance of each Fund and the Adviser. The Board noted that each Fund was designed to track the performance of an index and considered the extent to which each Fund tracked its respective index, before fees and expenses, in addition to the performance of the Fund against its respective benchmark index and respective peer group.

The Board considered the performance of the Sharia ETF on an absolute basis, in comparison to its underlying index (the S&P 500 Shariah Industry Exclusions Index), in comparison to its benchmark index (the S&P 500 TR Index), and in comparison to a peer group of funds in the Sharia ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. large growth funds) (the “SPUS Morningstar Peer Group”). The Board considered the Sharia ETF’s performance versus its underlying index and noted factors that contributed to

47

SP Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

any tracking error. The Board noted that the Sharia ETF outperformed the S&P 500 TR Index over the year- to-date, one-year, three-year and since inception periods ended June 30, 2023. The Board also noted that the Sharia ETF outperformed the SPUS Morningstar Peer Group average for the year- to-date, one-year and three-year periods ended July 31, 2023.

The Board considered the performance of the Sukuk ETF on an absolute basis, in comparison to its underlying index (the Dow Jones Sukuk Total Return (ex-Reinvestment) Index), in comparison to its benchmark index (the Bloomberg Global Aggregate Bond Index (the “Bloomberg Index”)), and in comparison to a peer group of funds in the Sukuk ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. global bond funds) (the “SPSK Morningstar Peer Group”). The Board considered the Sukuk ETF’s performance versus its underlying index and noted factors that contributed to any tracking error. The Board noted that the Sukuk ETF underperformed the Bloomberg Index over the year-to-date period ended June 30, 2023, but outperformed the Bloomberg Index over the one-year, three-year and since inception periods ended June 30, 2023. The Board also noted that the Sukuk ETF underperformed the SPSK Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023, but outperformed the SPSK Morningstar Peer Group average over the three-year period ended July 31, 2023.

The Board considered the performance of the Global REIT Sharia ETF on an absolute basis, in comparison to its underlying index (the S&P Global All Equity REIT Shariah Capped Index), in comparison to its benchmark index (the S&P 500 TR Index), and in comparison to a peer group of funds in the Global REIT Sharia ETF’s current Morningstar category based on comparative information prepared by Fund Services utilizing data provided by Morningstar Direct (a peer group of U.S. real estate funds) (the “SPRE Morningstar Peer Group”). The Board considered the Global REIT Sharia ETF’s performance versus its underlying index and noted factors that contributed to any tracking error. The Board noted that the Global REIT Sharia ETF underperformed the S&P 500 TR Index over the year-to-date, one-year and since inception periods ended June 30, 2023. The Board also noted that the Global REIT Sharia ETF underperformed the SPRE Morningstar Peer Group average for the year-to-date and one-year periods ended July 31, 2023.

After considering all of the information, the Board concluded that the performance of each Fund was satisfactory under current market conditions and that the Adviser has the necessary expertise and resources in providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.Cost of Services Provided and Profits Realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s advisory fees, including a review of comparative expenses, expense components and peer group selection for each Fund. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that each Fund pays no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to each Fund’s Rule 12b-1 Plan. The Board noted that the Adviser continues to be responsible for compensating the Trust’s other service providers and paying each Fund’s other expenses out of its own fee and resources, subject to the contractual agreement by an affiliate of the Sub-Adviser to assume such obligation in exchange for the profits, if any, generated by each Fund’s unitary fees. The Board also considered the overall profitability of the Adviser and examined the level of profits accrued to the Adviser from the fees payable under the Advisory Agreement.

The Board noted that the Sharia ETF’s advisory fee of 0.49% was above the SPUS Morningstar Peer Group average of 0.33% and the Fund’s expense ratio of 0.49% was above the SPUS Morningstar Peer Group average of 0.36%.

The Board noted that the Sukuk ETF’s advisory fee of 0.59% was above the SPSK Morningstar Peer Group average of 0.42% and the Fund’s expense ratio of 0.59% was above the SPSK Morningstar Peer Group average of 0.42%.

The Board noted that the Global REIT Sharia ETF’s advisory fee of 0.59% was above the SPRE Morningstar Peer Group average of 0.39% and the Fund’s expense ratio of 0.59% was above the SPRE Morningstar Peer Group average of 0.38%.

The Board concluded that each Fund’s expense ratio and advisory fee were fair and reasonable in light of the comparative performance, advisory fee and expense information and the investment management services provided to the Fund by the Adviser given the nature of the Fund’s strategies. The Board also evaluated, based on a profitability analysis prepared by the Adviser, the fees received by the Adviser and its affiliates and the profits realized by the Adviser from its relationship with each Fund, and concluded that the fees had not been, and currently were not, excessive, and the Adviser had adequate financial resources to support its services to each Fund from the revenues of its overall investment advisory business.

48

SP Funds

4.Extent of Economies of Scale as each Fund Grows. The Board compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale. The Board considered the potential economies of scale that each Fund might realize under the structure of the advisory fees. The Board noted the advisory fees did not contain any breakpoint reductions as each Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Funds. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fees are reasonable in light of the services that the Adviser provides to each of the Funds; and (c) the approval of renewal of the Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

At the meeting held on September 19, 2023, the Board also considered the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Funds, entered into between the Adviser and ShariaPortfolio. Prior to this meeting, the Board requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Sub-Advisory Agreement, a memorandum prepared by outside legal counsel to the Trust and the Independent Trustees discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from outside legal counsel to the Trust and the Independent Trustees, the Sub-Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, biographical information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Sub-Advisory Agreement for an additional one-year term.

Discussion of Factors Considered

In considering the renewal of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of ShariaPortfolio’s overall services provided to the Funds, as well as its specific responsibilities in aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of Naushad Virji, who serves as a portfolio manager for each Fund, as well as the responsibilities of other key personnel of ShariaPortfolio involved in the day-to-day activities of the Funds. The Board reviewed the due diligence information provided by ShariaPortfolio, including information regarding ShariaPortfolio’s compliance program, its compliance personnel and compliance record, as well as ShariaPortfolio’s cybersecurity program and business continuity plan. The Board noted that ShariaPortfolio does not manage any other accounts that utilize a strategy similar to that employed by each Fund.

The Board also considered other services provided to the Funds by ShariaPortfolio. The Board noted that ShariaPortfolio is responsible for ensuring Sharia compliance on behalf of each Fund, subject to oversight by the Adviser, and that ShariaPortfolio monitors the extent to which each Fund meets its investment objective as a passively-managed ETF.

The Board concluded that ShariaPortfolio had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the SP Funds Sub-Advisory Agreement and managing the Funds and that the nature, overall quality and extent of the management services provided to the Funds, as well as ShariaPortfolio’s compliance program, were satisfactory.

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

49

SP Funds

2.Investment Performance of the Funds and the Sub-Adviser. In considering Fund performance, the Board noted ShariaPortfolio’s limited role of ensuring Sharia compliance in the management of each Fund, and therefore concluded that performance of the Funds was not a relevant factor for consideration. The Board also noted that each Fund was designed to track the performance of an index and that the performance for each Fund was not a direct result of investment decisions made by the Adviser or ShariaPortfolio.

3.Cost of Services Provided and Profits Realized by the Sub-Adviser. The Board considered the structure of the sub-advisory fees paid by the Adviser to ShariaPortfolio under the SP Funds Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the subadvisory fees payable under the SP Funds Sub-Advisory Agreement were reasonable in light of the services performed by ShariaPortfolio. Since the sub-advisory fees are paid by the Adviser, the overall advisory fees paid by each of the Funds are not directly affected by the sub-advisory fees paid to ShariaPortfolio. Consequently, the Board did not consider the cost of services provided by ShariaPortfolio or profitability from its relationship with the Funds to be material factors for consideration given that ShariaPortfolio is not affiliated with the Adviser and, therefore, the sub advisory fees paid to ShariaPortfolio were negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fees paid to ShariaPortfolio by the Adviser reflected appropriate allocations of the advisory fees and were reasonable in light of the services provided by ShariaPortfolio.

4.Extent of Economies of Scale as the Funds Grow. Since the sub-advisory fees payable to ShariaPortfolio are not paid by each Fund, the Board did not consider whether the sub -advisory fees should reflect any realized or potential economies of scale that might be realized as the Fund’s assets increase.

5.Benefits Derived from the Relationship with the Funds. The Board considered the direct and indirect benefits that could be received by ShariaPortfolio from its association with the Funds. The Board concluded that the benefits ShariaPortfolio may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Funds.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the SP Funds Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fees are reasonable in light of the services that ShariaPortfolio provides to each Fund; and (c) the approval of renewal of the Sub -Advisory Agreement for an additional one-year term was in the best interests of each Fund and its shareholders.

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

50

SP Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SP Funds S&P 500 Sharia Industry Exclusions ETF, SP Funds Dow Jones Global Sukuk ETF, and SP Funds S&P Global REIT Sharia ETF (each, a “Fund,” and collectively, the “Funds”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tidal Investments LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a member of its compliance team. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On August 24, 2023, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2022 through June 30, 2023 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a fund, among other means. The Trust has engaged the services of ICE Data Services, Inc., a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no highly liquid investment minimum is required for the SP Funds S&P 500 Sharia Industry Exclusions ETF or the SP Funds S&P Global REIT Sharia ETF because each Fund is classified as an In-Kind ETF (as defined under Rule 22e-4) and that no highly liquid investment minimum is required for the SP Funds Dow Jones Global Sukuk ETF because the Fund qualifies as a primarily highly liquid fund (as defined under Rule 22e-4). The Report noted that there were no breaches of the restrictions on acquiring or holding greater than 15% illiquid investments of the Fund during the review period. The Report confirmed that each Fund’s investment strategy remained appropriate for an open-end fund and that each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Funds. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program complies with the requirements of Rule 22e-4 and is reasonably designed and operating effectively.

51

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (2)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	39	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	39	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	39	None
Interested Trustee and Executive Officer
Eric W. Falkeis (3) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman, since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	39

Trustee, Tidal Trust II (32 series) (since 2022);

Independent Director,

Muzinich BDC, Inc.

(since 2019); Trustee,

Professionally

Managed Portfolios

(27 series) (since

2011); Interested

Trustee, Direxion

Funds, Direxion

Shares ETF Trust,

and Direxion

Insurance Trust

(2014–2018).

52

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Head of Fund Administration (since 2023), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term

Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Toroso Investments, LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Vice President	Indefinite term; since 2023	Head of ETF Launches and Client Success (since 2023), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.	Not Applicable	Not Applicable
Lissa M. Richter c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Secretary	Indefinite term; since 2023	ETF Regulatory Manager (since 2021), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).	Not Applicable	Not Applicable
Melissa Breitzman c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1983	Assistant Treasurer	Indefinite term; since 2023	Fund Administration Manager, Tidal ETF Services LLC (since 2023); Assistant Vice President, U.S Bancorp Fund Services, LLC (2005 to 2023).	Not Applicable	Not Applicable

(1)Each Trustee shall retire or tender their resignation for the consideration of the remaining Trustees as of the end of the calendar year in which he or she attains the age of 78.

(2)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(3)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(4)The Trust, as of the date of this shareholder report, offers for sale to the public 39 of the 53 funds registered with the SEC.

53

SP Funds

ADDITIONAL INFORMATION

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVIED DEDUCTION (Unaudited)

For the year ended November 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	12.38%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2023, was as follows:

Sharia ETF	100.00%
Sukuk ETF	0.00%
Global REIT ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended November 30, 2023, was as follows:

Sharia ETF	0.00%
Sukuk ETF	0.00%
Global REIT ETF	0.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (425) 409-9500 or by accessing the Funds’ website at www.sp-funds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (425) 409-9500 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sp-funds.com. The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Funds’ website at www.sp-funds.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sp-funds.com.

Investment Adviser

Tidal Investments LLC
(f/k/a Toroso Investments, LLC)
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Investment Sub-Adviser

ShariaPortfolio, Inc.
1331 International Pkwy, Suite 2291
Lake Mary, Florida 32746

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator

Tidal ETF Services LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SP Funds S&P 500 Sharia Industry Exclusions ETF	SPUS	886364801
SP Funds Dow Jones Global Sukuk ETF	SPSK	886364702
SP Funds S&P Global REIT Sharia ETF	SPRE	886364769

(b)	Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SP Funds S&P 500 Sharia Industry Exclusions ETF

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SP Funds Dow Jones Global Sukuk ETF

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

SP Funds S&P Global REIT Sharia ETF

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$13,125	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,625	$2,500
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 7, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	February 7, 2024

* Print the name and title of each signing officer under his or her signature.